UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2016

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1133 Avenue of the Americas, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 704-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 17, 2016, an indirect wholly-owned subsidiary of Volt Information Sciences, Inc. (the “Company”), Maintech, Incorporated, as Borrower, entered into a $10 million 364-day secured revolving credit agreement with Bank of America, N.A., as Lender (the “Credit Agreement”).  The Credit Agreement was entered into to provide short-term flexibility for working capital purposes. The Credit Agreement provides for revolving loans as well as a $100,000 subline for letters of credit and is subject to borrowing base and availability restrictions and requirements.  The Credit Agreement contains certain customary representations and warranties, events of default and affirmative and negative covenants.

The Borrower may optionally terminate the Credit Agreement and repay the borrowings prior to the expiration date, without premium or penalty at any time by the delivery of a notice to that effect as provided under the credit agreement. It is anticipated that the Credit Agreement will be terminated before a sale of the Borrower. Interest under the Credit Agreement is one month LIBOR plus 2.75% on drawn amounts and a fixed rate of 0.375% on undrawn amounts.

The Credit Agreement is secured by assets of the Borrower, including accounts receivable. In addition, on February 17, 2016, the Company entered into a limited guaranty agreement (the “Limited Guaranty Agreement”) pursuant to which it guaranteed the obligations of the Borrower under the Credit Agreement of up to $3 million.

The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement and the Limited Guaranty Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description of Exhibit

10.1	Loan and Security Agreement, dated as of February 17, 2016, between Maintech, Incorporated, as Borrower, and Bank of America, N.A., as Lender.

10.2	Limited Guaranty Agreement, dated as of February 17, 2016, by Volt Information Sciences, Inc. in favor of Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

By:	/s/ Paul Tomkins
Paul Tomkins
Senior Vice President and Chief Financial Officer

Date: February 23, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Loan and Security Agreement, dated as of February 17, 2016, between Maintech, Incorporated, as Borrower, and Bank of America, N.A., as Lender.

10.2	Limited Guaranty Agreement, dated as of February 17, 2016, by Volt Information Sciences, Inc. in favor of Bank of America, N.A.